EXHIBIT 10.4
     COPYRIGHT SECURITY AGREEMENT dated as of January 26, 2011 (this “Agreement”), among the grantors listed on Schedule I hereto (the “U.S. Grantors”) and Wilmington Trust FSB, as collateral agent (in such capacity, the “Collateral Agent”).
          Reference is made to (a) the Collateral Agreement dated as of January 26, 2011 (as amended, restructured, renewed, novated, supplemented, restated, replaced or otherwise modified from time to time, the “Collateral Agreement”), among UCI International, Inc., a Delaware Corporation (as successor by merger to Uncle Acquisition 2010 Corp) (the “Closing Date Borrower”), UCI Holdings Limited (“Holdings”), the Grantors from time to time party thereto and the Collateral Agent and (b) the Credit Agreement dated as of January 26, 2011 (as amended, extended, restructured, renewed, novated, supplemented, restated, refunded, replaced or otherwise modified from time to time, the “Credit Agreement”), among Uncle Acquisition 2010 Corp, the Closing Date Borrower, UCI Acquisition Holdings (No. 1) Corp, a Delaware corporation, UCI Acquisition Holdings (No. 2) Corp, a Delaware corporation, Holdings, the Subsidiary Guarantors, the Lenders and Credit Suisse AG, as administrative agent to the Lenders. The Lenders have agreed to extend credit to the Borrowers pursuant to, and upon the terms and conditions specified in, the Credit Agreement. The parties hereto agree as follows:
          SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified pursuant to the Collateral Agreement. The rules of construction specified in Section 1.01(b) of the Collateral Agreement also apply to this Agreement.
          SECTION 2. Grant of Security Interest. Each U.S. Grantor hereby assigns and pledges to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, a Security Interest in all of such U.S. Grantor’s right, title or interest in, to and under all of the Copyrights of such U.S. Grantor (including those listed on Schedule II hereto) now owned or at any time hereafter acquired by such U.S. Grantor or in which such U.S. Grantor now has or at any time in the future may acquire any right, title or interest as security for the payment or performance, as the case may be, in full of the Obligations.
          SECTION 3. Purpose. This Agreement has been executed and delivered by the parties hereto for the purpose of recording the grant of the Security Interest with the United States Copyright Office. This Agreement is expressly subject to the terms and conditions set forth in the Collateral Agreement.
          SECTION 4. Collateral Agreement. The U.S. Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the Copyrights are more fully set forth in the Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Collateral Agreement, the terms of the Collateral Agreement shall govern.
          SECTION 5. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission or other customary means of electronic transmission (e.g., “pdf”) shall be effective as delivery of a manually signed counterpart of this Agreement.
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          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.
[Signature Page to Copyright Security Agreement]

AIRTEX PRODUCTS, LP
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

[Signature Page to Copyright Security Agreement]

WILMINGTON TRUST FSB, as Collateral Agent,
By	/s/ Renee Kuhl
	Name:	Renee Kuhl
	Title:	Vice President

[Signature Page to Copyright Security Agreement]

Schedule I
U.S. Grantors
Airtex Products, LP

Schedule II
Copyrights
Airtex Products, LP

Title	Reg. No.
Airtex water pumps and water outlets : for all cars and trucks : catalog.	CSN0014909

Airtex fuel pumps.	CSN0019439

Airtex “safe-line” new disc brake pads and new brake shoes : for all cars and trucks : catalog.	CSN0019444

Airtex Products : catalog : [for the automobile manufacturer and the replacement market].	CSN0014905

Airtex thermal fan clutches, radiator caps, thermostats, gaskets and seals : for all cars and trucks : catalog.	CSN0014907

Airtex : catalog ....	CSN0023916

Safe-Line brake parts : passenger cars, trucks, import cars : catalog.	CSN0031177

Fuel pumps and fuel filters : electric & mechanical, domestic & import, carbureted & fuel injected applications : catalog AX106, 1992.	TX3151956

Airtex water pumps, fan clutches & water outlets : catalog WP-36, 1992.	TX3338268

Airtex Safe-Line disc brake pads catalog : SFA92.	TX3481683

Airtex water pumps, fan clutches & water outlets : catalog WP-38, 1994.	TX3815076

Airtex fuel injection cleaning system.	TX3877714

Fuel pumps and fuel filters : electric & mechanical, domestic & import, carbureted & fuel injected applications : catalog AX108, 1993.	TX3881775

Airtex Safe-Line disc brake pads : catalog SFA95.	TX3994319

Title	Reg. No.
Fuel pumps, in-tank assemblies, and fuel filters : catalog AX110, 1995.	TX4006900

Airtex water pumps, fan clutches & water outlets : catalog WP-40, 1996.	TX4232988

Airtex water pumps, fan clutches & water outlets : catalog WP-98A, 1998.	TX4770141

Airtex water pumps, fan clutches & water outlets : WP-99SA.	TX5080762

Master Domestic & Import Water Pumps, Fan Clutches, Water Outlets Supplement :WP99SM	TX5089837

Water pumps, fan clutches & water outlets, 2000 : catalog WP-2000A	TX5264461

Master Domestic and import fuel pumps and assemblies, fuel filters	TX5465063

Airtex fuel pumps, in tank assemblies & fuel filters	TX5465064

Domestic and import fuel pumps for carburated and fuel injected systems	TX5485561

Airtex water pumps, fan clutches & water outlets : catalog WP-2002A.	TX5731362

Airtex fuel pumps, in-tank assemblies, and fuel filters : supplement to catalog AX02.	TX5759730

Airtex fuel pumps, in-tank assemblies and fuel filters : supplement to catalog AX02, updated August 2003.	TX5859970

Water pumps, fan clutches & water outlets : catalog WP-2004A.	TX5963579

Airtex AX05 electric and mechanical fuel pumps, in-tank assemblies and fuel strainers.	TX6254531

Airtex 2007 fuel pumps, in-tank assemblies & fuel strainers : catalog AX07.	TX6458740